UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2025

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

125 Vista Boulevard, Slingerlands, New York	12159
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Plug Power Inc. (the “Company”) is furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on July 7, 2025 discussing the final reconciliation bill, H.R. 1, also known as the One Big Beautiful Bill Act, and the anticipated impact to the Company’s business. The transcript of the conference call and webcast is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such future filing.

Disclaimer

The information contained in the transcript furnished as Exhibit 99.1 is a textual representation of the conference call and webcast and while efforts are made to provide an accurate transcript, there may be material errors, omissions or inaccuracies in the reporting of the contents of the presentation. The Company does not assume any responsibility for any investment or other decisions made based upon the information provided in the transcript. A recording of the conference call and webcast is available on the “Investor Relations” section of the Company’s website at www.plugpower.com.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K, including Exhibit 99.1, contains projections of the Company’s future results of operations, or of the Company’s business or financial position, or other forward-looking statements. These forward-looking statements are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are based upon the current expectations, estimates, forecasts and projections as well as the current beliefs and assumptions of the Company’s management and are subject to significant risks and uncertainties and include, but are not limited to, statements about management’s expectations regarding the One Big Beautiful Bill Act, which has been passed by both the House and the Senate and signed into law by President Trump.  In the event the Company is not able to accurately predict or control events in the future or risks or uncertainties materialize, or underlying assumptions prove inaccurate, the Company’s actual could results could vary materially from those forward-looking statements. Investors are cautioned not to unduly rely on forward-looking statements because they involve risks and uncertainties, and actual results may differ materially from those discussed as a result of various factors, including the risk of elimination, nonrenewal, reduction of, or changes in qualifying criteria for government subsidies and economic incentives for alternative energy products. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the Company’s public filings with the Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 and any subsequent filings with the SEC. The forward-looking statements are made as of the date hereof and the Company undertakes no obligation to update such statements as a result of new information.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title

99.1	Transcript dated July 7, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: July 7, 2025	By:	/s/ Paul Middleton
	Name:	Paul Middleton
	Title:	Chief Financial Officer